SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported) September 21, 2009

THE BEARD COMPANY

(Exact name of registrant as specified in its charter)

Oklahoma	1-12396	73-0970298
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harvey Parkway

301 N.W. 63rd Street, Suite 400

Oklahoma City, Oklahoma   73116

(Address of principal executive offices) (Zip Code)

(405) 842-2333

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be Included in the Report:

Item 8.01 – Other Events

On September 21, 2009 the Registrant issued a news release reporting on the increased claims holdings and assay results of core holes drilled in Alaska by Geohedral LLC, a private company in which Registrant has a 23.16% equity interest. A copy of the news release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is filed with this Form 8-K and is identified by the numbers indicated.

Exhibit No.	Description

99.1	News Release dated September 21, 2009 re Claims Holdings and Assay Results

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BEARD COMPANY

/s/Herb Mee, Jr.
Herb Mee, Jr., President

September 21, 2009

INDEX TO EXHIBITS

Exhibit No.	Description	Method of Filing

99.1	News Release dated September 21, 2009 re Claims Holdings and Assay Results	Filed electronically herewith